SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the

Securities Exchange Act of 1934

Date of Report: November 12, 2003

Date of Earliest Event Reported: November 12, 2003

OPENTV CORP.

(Exact Name of Registrant as Specified in its Charter)

British Virgin Islands	001-15473	98-0212376
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

275 Sacramento Street

San Francisco, California 94111

(Address of principal executive offices, including zip code)

Registrant’s telephone number, including area code: (415) 962-5000

Item 12.	Results of Operations and Financial Condition.

On November 12, 2003, OpenTV Corp. (the “Company”) issued a press release (the “Press Release”) in which the Company announced its financial results for the quarter ended September 30, 2003.

This Form 8-K and the Press Release attached hereto as Exhibit 99.1 are being furnished to the Securities and Exchange Commission under Item 12 of Form 8-K.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: November 12, 2003

OPENTV CORP.

By:	/s/ Richard Hornstein

Name:	Richard Hornstein
Title:	Chief Financial Officer

EXHIBIT INDEX

Exhibit	Description

99.1	Press Release issued November 12, 2003 by the Registrant.